UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Brian Wiedmeyer, President

Managed Portfolio Series

c/o U.S. Bank Global Fund Services

777 East Wisconsin Ave., 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1712

Registrant’s telephone number, including area code

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1. Reports to Stockholders.

(a)

Muhlenkamp Fund
MUHLX
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about the Muhlenkamp Fund for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Fund at https://muhlenkamp.com/. You can also request this information by contacting us at 1-800-860-3863.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Muhlenkamp Fund	$127	1.20%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
On average during the year the Fund was overweight Industrials, Health Care, Energy, Financials, and Materials and underweight Information Technology, Consumer Discretionary, Communication Services, Consumer Staples, Utilities, and Real Estate relative to the sector weighting of our benchmark, the S&P 500 Index. On average during the year the Fund held 10.74% cash.
The total underperformance of 14.07% is due to both stock selection and asset allocation. Stock selection resulted in 3.88% of relative underperformance and asset allocation generated the remaining 10.19% of relative underperformance. In plain English, our overweight in Energy, which performed poorly during the year, and cash hurt our performance relative to the S&P 500 Index as did our underweight in Communication Services and Information Technology, which were the two best performing sectors during the year.
Options were not employed by the Fund this year. At year end, the Fund held three foreign based companies: Agnico Eagle Mines LTD (AEM) based in Canada, and Tencent Holdings ADR (TCEHY) and JD.Com (JD), both based in China.
Economically, 2024 was benign. U.S. CPI inflation was between 2.4% and 3.5% during the year. Real GDP growth was 1.6% in the first quarter, 3.2% in the second quarter, and 3.1% in the third quarter (fourth quarter numbers have not yet been released). U-3 unemployment numbers began the year at 3.7% and rose to 4.2% by November 30, 2024. The rising unemployment and acceptable inflation numbers prompted the Federal Reserve to cut the Federal Funds Rate by 0.50% in September and an additional 0.25% in both November and December. The Federal Reserve also continued to reduce its balance sheet with assets falling by 10.4% over the course of the year, ending at $6.886 trillion.
While we’ve discussed our sector weightings relative to the S&P 500, we remind you that we do not make buy and sell decisions that way. We buy companies when we think we are getting good value for the price and sell them when we believe that’s no longer true—either because the price appreciated to reflect the value we saw or because our expectations of the business are not being met and the value we perceived isn’t there. We are certainly aware of our sector weightings but don’t manage to them. We pay attention to our exposure to underlying risks and we carefully manage those. We find that sector diversification is not a good proxy for risk diversification, and we are far more interested in the latter than the former.
Top Contributors - Broadcom, Inc., MasTec, Inc., Kirby Corp.
Top Detractors - Schlumberger, Ltd., Microchip Technology, Inc., Transocean Inc.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
Muhlenkamp Fund	PAGE 1	TSR-AR-56166Y438

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Muhlenkamp Fund	10.95	13.42	7.16
S&P 500 TR	25.02	14.53	13.10
CONSUMER PRICE INDEX-CPI - UNADJUSTED IDX	2.89	4.20	3.00
Visit https://muhlenkamp.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of December 31, 2024)

Net Assets	$235,493,038
Number of Holdings	28
Net Advisory Fee	$2,316,217
Portfolio Turnover	9%
Visit https://muhlenkamp.com/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of December 31, 2024)*

Top Sectors	(%) of net assets
Industrials	18.1%
Energy	16.7%
Financials	13.7%
Materials	12.2%
Health Care	10.1%
Information Technology	9.2%
Consumer Discretionary	5.9%
Communication Services	4.3%
Cash & Other	9.8%

Top 10 Issuers	(%) of net assets
First American Government Obligations Fund	9.9%
McKesson Corp.	6.6%
Rush Enterprises, Inc.	6.5%
EQT Corp.	5.6%
Berkshire Hathaway, Inc.	4.9%
NMI Holdings, Inc.	4.7%
BGC Group, Inc.	4.2%
Apple, Inc.	3.8%
MasTec, Inc.	3.7%
Microsoft Corp.	3.6%

Industry	(%) of net assets
Health Care Providers & Services	10.1%
Metals & Mining	9.7%
Trading Companies & Distributors	9.4%
Oil, Gas & Consumable Fuels	8.8%
Household Durables	5.0%
Diversified Financial Services	4.8%
Thrifts & Mortgage Finance	4.7%
Energy Equipment & Services	4.3%
Capital Markets	4.2%
Cash & Other	39.0%
*	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://muhlenkamp.com/.
Muhlenkamp Fund	PAGE 2	TSR-AR-56166Y438

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Muhlenkamp & Company, Inc. documents not be householded, please contact Muhlenkamp & Company, Inc. at 1-800-860-3863, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by  Muhlenkamp & Company, Inc. or your financial intermediary.
Muhlenkamp Fund	PAGE 3	TSR-AR-56166Y438

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other Services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
(a) Audit Fees	$17,750	$17,250
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$5,000	$5,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this form.

(b)	Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Muhlenkamp Core Financial Statements
December 31, 2024

Muhlenkamp Fund
Schedule of Investments
December 31, 2024

	Shares	Value
COMMON STOCKS — 86.6%
Broadline Retail — 0.9%
JD.com, Inc. - ADR	58,450	$2,026,461
Capital Markets — 4.2%
BGC Group, Inc. - Class A	1,087,526	9,852,986
Chemicals — 2.5%
Dow, Inc.	145,773	5,849,870
Diversified Financial Services — 4.8%
Berkshire Hathaway, Inc. - Class B(a)	25,199	11,422,203
Energy Equipment & Services — 4.3%
Schlumberger Ltd.	202,576	7,766,764
Transocean Inc.(a)	660,200	2,475,750
		10,242,514
Health Care Providers & Services — 10.1%
McKesson Corp.	27,208	15,506,111
UnitedHealth Group, Inc.	16,323	8,257,153
		23,763,264
Household Durables — 5.0%
PulteGroup, Inc.	57,253	6,234,852
Taylor Morrison Home Corp.(a)	90,265	5,525,120
		11,759,972
Interactive Media & Services — 1.0%
Tencent Holdings Ltd. - ADR	44,250	2,353,215
Machinery — 3.0%
Wabtec Corp.	37,430	7,096,354
Marine — 2.0%
Kirby Corp.(a)	44,989	4,759,836
Media — 3.3%
TEGNA, Inc.	431,550	7,893,050
Metals & Mining — 9.7%
Agnico Eagle Mines Ltd.	91,495	7,155,824
Newmont Corp.	201,900	7,514,718
Royal Gold, Inc.	61,614	8,123,806
		22,794,348
Oil, Gas & Consumable Fuels — 8.8%
EQT Corp.	287,945	13,277,144
Occidental Petroleum Corp.	148,980	7,361,102
		20,638,246
Semiconductors & Semiconductor Equipment — 1.8%
Microchip Technology, Inc.	72,059	4,132,584

	Shares	Value
Software — 3.6%
Microsoft Corp.	20,097	$8,470,886
Technology Hardware & Equipment — 3.7%
MasTec, Inc.(a)	64,852	8,828,951
Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	35,700	8,939,994
Thrifts & Mortgage Finance — 4.7%
NMI Holdings, Inc. - Class A(a)	301,687	11,090,014
Trading Companies & Distributors — 9.4%
Rush Enterprises, Inc. - Class A	280,456	15,366,184
United Rentals, Inc.	9,500	6,692,180
		22,058,364
TOTAL COMMON STOCKS (Cost $109,537,962)		203,973,112
EXCHANGE TRADED FUNDS — 3.6%
Alerian MLP ETF	174,245	8,391,639
TOTAL EXCHANGE TRADED FUNDS (Cost $4,829,904)		8,391,639
SHORT-TERM INVESTMENTS — 9.9%
Money Market Funds — 9.9%
First American Government Obligations Fund - Class X, 4.41%(b)	23,348,855	23,348,855
TOTAL SHORT-TERM INVESTMENTS (Cost $23,348,855)		23,348,855
TOTAL INVESTMENTS — 100.1% (Cost $137,716,721)		$235,713,606
Liabilities in Excess of Other Assets - (0.1)%		(220,568)
TOTAL NET ASSETS — 100.0%		$235,493,038

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
The accompanying notes are an integral part of these financial statements.

1

Muhlenkamp Fund
Statement of Assets and Liabilities
December 31, 2024

Assets
Investments, at value (Cost: $137,716,721)	$235,713,606
Dividends and interest receivable	266,730
Dividend tax reclaim receiveable	2,244
Receivable for capital shares sold	19,208
Prepaid expenses	10,491
Total Assets	236,012,279
Liabilities
Payable to investment adviser	204,142
Payable for capital shares redeemed	200,343
Payable for fund administration & accounting fees	37,038
Payable for audit fees	22,755
Payable for transfer agent fees & expenses	22,176
Payable for printing & mailing	17,204
Payable for trustee fees	6,079
Payable for compliance fees	2,504
Payable for custody fees	2,500
Accrued expenses	4,500
Total Liabilities	519,241
Net Assets	$235,493,038
Net Assets
Paid-in capital	$137,225,974
Total distributable earnings	98,267,064
Net Assets	$ 235,493,038
Shares issued and outstanding(1)	3,680,295
Net asset value, redemption price and offering per share	$63.99

(1)	Unlimited shares authorized without par value.
The accompanying notes are an integral part of these financial statements.

2

Muhlenkamp Fund
Statement of Operations
For the Year Ended December 31, 2024

Investment Income:
Dividend income		$3,174,456
Less: Foreign taxes witheld		(5,490)
Interest income		1,301,228
Total Investment Income		4,470,194
EXPENSES:
Investment advisory fees (See Note 3)	$2,394,746
Fund administration & accounting fees (See Note 3)	215,277
Transfer agent fees & expenses (See Note 3)	173,389
Postage & printing fees	36,684
Federal & state registration fees	26,988
Trustee fees	24,717
Audit fees	22,509
Legal fees	20,238
Compliance fees (See Note 3)	15,006
Custody fees (See Note 3)	14,400
Other expenses	22,853
Total Expenses Before Waiver	2,966,807
Less: waiver from investment adviser (See Note 3)	(78,529)
Less: Expense reductions (See Note 8)	(3,268)
Net Expenses		2,885,010
Net Investment Income		1,585,184
Realized and Unrealized Gain (Loss) on Investments
Total net realized gain on investments sold		16,837,542
Total net change in unrealized appreciation/depreciation on investments		6,122,998
Net Realized and Unrealized Gain on Investments		22,960,540
Net Increase in Net Assets Resulting from Operations		$24,545,724

The accompanying notes are an integral part of these financial statements.

3

MUHLENKAMP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2024	2023
OPERATIONS:
Net investment income	$1,585,184	$2,610,204
Net realized gain (loss) on investments sold	16,837,542	(158,905)
Net change in unrealized appreciation/depreciation on investments	6,122,998	27,283,650
Net increase in net assets resulting from operations	24,545,724	29,734,949
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,443,881	21,907,819
Proceeds from reinvestments of distributions	16,070,274	1,888,232
Payment for shares redeemed	(32,287,514)	(97,214,496)
Net decrease in net assets resulting from capital share transactions	(2,773,359)	(73,418,445)
DISTRIBUTIONS TO SHAREHOLDERS:	(17,326,325)	(2,047,290)
Total increase (decrease) in net assets	4,446,040	(45,730,786)
Net Assets:
Beginning of year	231,046,998	276,777,784
End of year	$235,493,038	$231,046,998

The accompanying notes are an integral part of these financial statements.

4

Muhlenkamp Fund
Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended December 31,
	2024	2023	2022	2021	2020
Per share data:
NET ASSET VALUE, BEGINNING OF PERIOD	$62.23	$55.11	$57.21	$47.79	$47.12
Investment Operations:
Net investment income (loss)	0.46	0.71	0.22	(0.05)	0.11
Net realized and unrealized gains on investments	6.36	6.96	1.43	13.91	5.47
Total from investment operations	6.82	7.67	1.65	13.86	5.58
Less Distributions from:
Net investment income	(0.37)	(0.55)	(0.21)	—	(0.13)
Net realized gains	(4.69)	—	(3.54)	(4.44)	(4.78)
Total distributions	(5.06)	(0.55)	(3.75)	(4.44)	(4.91)
NET ASSET VALUE, END OF YEAR	$63.99	$62.23	$55.11	$57.21	$47.79
Total return	10.95%	13.92%	2.88%	29.02%	11.86%
SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS, END OF YEAR (IN MILLIONS)	$235	$226	$277	$202	$180
RATIO OF EXPENSE TO AVERAGE NET ASSETS:
Excluding expense waiver/reductions	1.24%	1.25%	1.22%	1.26%	1.29%
Including expense waiver/reductions	1.20%(1)	1.17%(2)	1.10%(1)	1.10%	1.10%(1)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Including expense waiver/reductions	0.66%	1.15%	0.39%	(0.08)%	0.24%
PORTFOLIO TURNOVER RATE	9.30%	14.72%	15.40%(3)	8.06%(4)	24.64%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8).
(2)	Prior to May 1, 2023, the annual expense limitation was 1.10% of the average daily net assets. Thereafter it was 1.20%.
(3)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund’s captial shares on July 5, 2022.
(4)	Excludes the value of securities delivered as a result of an in-kind redemption of the Fund's capital shares on May 12, 2021 and August 31, 2021.
The accompanying notes are an integral part of these financial statements.

5

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2024
1. ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.
The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.
The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
(a) Investment Valuations. Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.
Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.
Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.
U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

6

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS(Cont’d)
Year Ended December 31, 2024
Short-Term Investments – Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Derivative Instruments – Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained for brokers and dealers or independent pricing services are unreliable.
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$203,973,112	$ —	$ —	$203,973,112
Exchange Traded Funds	8,391,639	—	—	8,391,639
Short-Term Investment	23,348,855	—	—	23,348,855
Total Investment in Securities	$235,713,606	$—	$—	$235,713,606

Refer to the Schedule of Investments for further information on the classification of investments.
(b) Foreign Securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS(Cont’d)
Year Ended December 31, 2024
(c) Investment Transactions and Related Investment Income. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.
(d) Federal Taxes. The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2024, the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2021.
(e) Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.
(f) Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.
(g) Allocation of Expenses. Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.
(h) Options Transactions. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.
When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

8

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS(Cont’d)
Year Ended December 31, 2024
The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.
The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2024, no long options contracts were purchased, and no written option contracts were opened. The Fund’s average monthly notional value of written option contracts for the year ended December 31, 2024, was $0.
New Accounting Pronouncements – In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee and Other Transactions with Affiliates
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.
The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Fund (the “Expense Cap”). Prior to May 1, 2023, the Expense Cap was 1.10% of the average daily net assets of the Fund.
Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
January - December 2025	$316,952
January - December 2026	$189,209
January - December 2027	$78,529

9

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS(Cont’d)
Year Ended December 31, 2024
U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the year ended December 31, 2024, are disclosed in the Statement of Operations.
4. Line of Credit
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures on July 18, 2025. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 7.50% as of December 31, 2024. The interest rate during the year was between 7.50% and 8.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended December 31, 2024, the Fund did not have any borrowings under the LOC.
5. Capital Share Transactions
Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Shares outstanding, beginning of year	3,712,712	5,021,974
Shares sold	202,772	370,279
Dividends reinvested	250,785	30,367
Shares redeemed	(485,974)	(1,709,908)
Shares outstanding, end of year	3,680,295	3,712,712

6. Investment Transactions
Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2024, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$ —	$ —	$19,818,285	$30,852,427

7. Federal Tax Information
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. During the year ended December 31, 2024, the Fund utilized a short-term captial loss carryover of $158,905. As of December 31, 2024, the Fund did not have a capital loss carryover.

10

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS(Cont’d)
Year Ended December 31, 2024
As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$137,716,721
Gross tax unrealized appreciation	$101,946,903
Gross tax unrealized depreciation	(3,950,142)
Net tax unrealized appreciation on investments	97,996,761
Undistributed ordinary income	616,097
Undistributed long term capital gains	—
Distributable earnings	616,097
Other accumulated loss	(345,794)
Total distributable earnings	$98,267,064

Any temporary book basis and tax-basis differences are attributable primarily to straddle loss deferrals.
The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.
The tax character of distributions paid were as follows:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Ordinary Income*	$1,280,847	$2,047,290
Long-term capital gain	$16,045,478	$—

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments.

Total Distributable Earnings	Paid-In Capital
$ (444,068)	$ 444,068

These permanent differences are primarily due to tax equalization.
8. Expense Reductions
Expenses were reduced for fiscal years ending 2020, 2022, 2023, and 2024 through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that do not meet one of these three criteria are charged a $15 minimum account maintenance fee. This fee was used to lower the Fund’s expense ratio.
For the fiscal year ended December 31, 2024, the Fund’s expenses were reduced by $3,268 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2024, resulting in a decrease to the expenses being charged to shareholders.
9. Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

11

REPORT oF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Muhlenkamp Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2025

12

MUHLENKAMP FUND
ADDITIONAL INFORMATION
Year Ended December 31, 2024 (Unaudited)
1. BROKER COMMISSIONS
For the year ended December 31, 2024, the Fund paid $10,388 in broker commissions. These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1/2 cent per Fund share and would have increased the net expense ratio from 1.20% to 1.21%.
2. QUALIFIED DIVIDEND INCOME PERCENTAGE
For the fiscal year ended December 31, 2024, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.
For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2024, was 100.00% for the Fund.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.
3. INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30, 2024, is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
4. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.
5. Changes in and Disagreements with Accountants for Open-End Investment Companies
There were no changes in or disagreements with accountants during the period covered by this report.
6. Proxy Disclosure for Open-End Investment Companies
There were no matters submitted to a vote of shareholders during the period covered by this report.
7. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies
See the Statement of Operations.
8. Statement Regarding Basis for Approval of Investment Advisory Contract
Not applicable.

13

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090
ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
This report must be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 1-800-860-3863.

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) “Filed herewith”

(2) Not applicable

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Not applicable to open-end investment companies

(5) Not applicable to open-end investment companies

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed	Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Principal Executive Officer

Date	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Principal Executive Officer

Date	March 7, 2025

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Principal Financial Officer

Date	March 7, 2025

* Print the name and title of each signing officer under his or her signature.